UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03723

Fidelity New York Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2024

Item 1.

Reports to Stockholders

Fidelity® New York Municipal Income Fund

Annual Report
January 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	-0.69%	0.75%	1.98%
Class M (incl. 4.00% sales charge)	-0.64%	0.80%	2.03%
Class C (incl. contingent deferred sales charge)	1.72%	0.85%	1.79%
Fidelity® New York Municipal Income Fund	3.77%	1.92%	2.73%
Class I	3.69%	1.83%	2.65%
Class Z	3.81%	1.93%	2.71%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New York Municipal Income Fund, a class of the fund, on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending January 31, 2024, the fund's share classes (excluding sales charges, if any) gained roughly 3% to 4%, net of fees, versus the 3.43% advance of the state-specific index, the Bloomberg New York 4+ Year Enhanced Municipal Bond Index, and the 2.90% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight to bonds backed by the Port Authority of New York and New Jersey was beneficial. These bonds outpaced the state-specific index, bolstered by the agency's improved fiscal outlook amid increased volumes of shipping containers moved by the Authority and growing traffic at airports. An overweight to bonds backed by the Metropolitan Transportation Authority also added value, with improvement in the MTA's fiscal outlook driving the bonds' outperformance of the state index. The fund's carry advantage, meaning its larger-than-index exposure to higher-coupon bonds, also contributed to the relative result. In contrast, the fund's overweight to longer-term bonds detracted, given that they lagged the state index during much of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Revenue Sources (% of Fund's net assets)
Transportation	27.5
Special Tax	22.9
Education	14.8
General Obligations	12.1
Health Care	9.2
Housing	5.4
Others* (Individually Less Than 5%)	8.1
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 98.6%
	Principal Amount (a) (000s)	Value ($) (000s)
New York - 87.3%
Brighton Central School Distri Series 2020, 2.125% 6/15/32	1,000	876
Brookhaven Loc Dev. Corp. Series 2020, 4% 11/1/45	1,000	846
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015:
5% 7/1/24	600	596
5% 7/1/25	590	577
5% 7/1/26	450	433
5% 7/1/27	600	570
5% 7/1/28	360	338
5% 7/1/29	300	279
5% 7/1/30	575	525
5% 7/1/40	1,000	845
5.25% 7/1/35	1,000	875
Buffalo Muni. Wtr. Fin. Auth. Series 2015 A, 5% 7/1/29	500	511
Dobbs Ferry Series 2017 A, 2.65% 10/15/33	325	292
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
5% 7/1/30	625	665
5% 7/1/32	1,500	1,595
(Orange Reg'l. Med. Ctr. Proj.) Series 2017, 5% 12/1/28 (b)	4,000	3,940
(St Johns Univ., NY. Proj.) Series 2017 A:
5% 7/1/28	750	796
5% 7/1/30	1,250	1,325
(State Univ. of New York Proj.) Series 2017 A:
5% 7/1/32	1,500	1,605
5% 7/1/34	3,000	3,207
Series 2016 A:
5% 7/1/41	2,500	2,559
5% 7/1/46	8,000	8,130
5% 7/1/50	6,280	6,359
Series 2017, 5% 12/1/32 (b)	4,000	3,872
Dutchess County Local Dev. Corp. Rev.:
(Health Quest Systems, Inc. Proj.) Series 2016 B, 5% 7/1/46	9,025	8,721
(Marist College Proj.) Series 2015 A:
5% 7/1/26	550	566
5% 7/1/27	350	359
5% 7/1/28	500	513
5% 7/1/29	725	745
5% 7/1/31	2,610	2,684
5% 7/1/32	2,660	2,733
5% 7/1/33	2,770	2,846
5% 7/1/34	2,935	3,014
5% 7/1/40	8,500	8,638
(The Culinary Institute of America Proj.) Series 2018:
5% 7/1/26	850	873
5% 7/1/30	1,100	1,161
5% 7/1/35	855	896
Erie County Fiscal Stability Auth. Series 2017 D:
5% 9/1/33	525	567
5% 9/1/34	850	916
Farmingdale Union Free School District Series 2020, 2% 9/15/36	330	258
Hempstead Local Dev. Corp. Rev.:
(Adelphi Univ. Proj.) Series 2021:
5% 6/1/25	400	408
5% 6/1/26	550	572
5% 6/1/28	155	167
5% 6/1/30	200	223
5% 6/1/32	200	225
(Hofstra Univ. Proj.) Series 2021 A, 3% 7/1/51	14,635	10,577
(Molloy College Proj.) Series 2017:
5% 7/1/32	740	764
5% 7/1/33	475	489
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
3.5% 2/15/38	405	395
5% 2/15/34	6,130	6,497
Islip Gen. Oblig. Series 2021 A:
2% 5/1/33	345	294
2% 5/1/37	1,575	1,224
Kingston NY City School District Series 2021, 2% 6/15/35	425	339
Liberty Dev. Corp. Rev. Series 2005, 5.25% 10/1/35	11,440	13,477
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2020 A:
5% 9/1/34	1,700	1,962
5% 9/1/35	1,200	1,380
5% 9/1/37	500	567
5% 9/1/38	1,450	1,630
Series 2022 A:
5% 9/1/38	1,275	1,476
5% 9/1/39	1,375	1,572
5% 9/1/40	1,500	1,715
5% 9/1/41	1,375	1,556
5% 9/1/42	2,000	2,251
Series 2023 E:
5% 9/1/39	1,750	2,032
5% 9/1/40	1,915	2,221
5% 9/1/41	2,100	2,431
5% 9/1/42	2,375	2,714
Madison County Cap. Resource Corp. Rev. (Colgate Univ. Rfdg. Proj.) Series 2015 A, 5% 7/1/33	1,000	1,025
Mahopac Cent Scd Series 2021, 1.7% 6/1/35	635	490
Massapequa Union Free School District Series 2019:
2% 10/1/32	1,745	1,506
2% 10/1/33	1,775	1,514
Monroe County Indl. Dev. Agcy. Rev. (Rochester Schools Modernization Proj.) Series 2018, 5% 5/1/32	5,000	5,460
Monroe County Indl. Dev. Corp.:
(Highland Hosp. of Rochester Proj.) Series 2020, 3% 7/1/50	4,265	3,142
(Rochester Reg'l. Health Proj.) Series 2020 A, 4% 12/1/46	2,500	2,225
(The Rochester Gen. Hosp. Proj.) Series 2017:
5% 12/1/31	1,595	1,653
5% 12/1/34	760	787
5% 12/1/35	700	723
5% 12/1/36	700	721
(Univ. of Rochester Proj.):
Series 2017 A, 5% 7/1/34	1,310	1,404
Series 2017 C, 4% 7/1/32	1,680	1,726
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	3,000	3,000
5% 11/15/56	9,000	8,918
Nassau County Local Econ. Assistance Corp. Series 2014 B, 5% 7/1/27	1,000	1,005
New Rochelle City School District Series 2020, 2% 6/15/33	2,625	2,184
New Rochelle N Y Series 2020, 2% 2/15/34	590	486
New York Bridge Auth. Gen. Rev. Series 2021 A, 4% 1/1/51	1,085	1,058
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/52	5,610	5,917
New York City Gen. Oblig.:
Series 2018 F, 5% 4/1/45	8,485	8,969
Series 2018 F1, 3.375% 4/1/38	490	477
Series 2019 D:
5% 12/1/41	4,305	4,623
5% 12/1/44	9,810	10,469
Series 2020 D1, 4% 3/1/44	1,475	1,476
Series 2021 A1, 4% 8/1/34	3,250	3,471
Series 2021 F1:
3% 3/1/51 (Build America Mutual Assurance Insured)	5,825	4,562
5% 3/1/43	1,500	1,646
Series 2022 A1, 5% 8/1/47	18,895	20,532
Series 2022 D1, 5.25% 5/1/38	5,000	5,806
Series 2023 F1, 5% 8/1/37	1,000	1,170
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Series 2019 G1B, 3.05% 5/1/50	4,270	3,347
Series 2019 J:
3% 11/1/44	8,030	6,677
3.05% 11/1/49	9,115	7,190
Series 2020 A1C, 2.8% 11/1/45	1,000	774
Series 2021 C1, 2.4% 11/1/46	2,535	1,794
Series 2021 F1:
2.25% 11/1/41	10,000	7,314
2.4% 11/1/46	1,000	708
Series 2021 I:
2.45% 11/1/41	6,200	4,786
2.7% 11/1/51	8,285	5,921
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) Series 2021 A:
3% 1/1/37 (Assured Guaranty Corp. Insured) (Assured Guaranty Muni. Corp. Insured)	1,000	902
3% 1/1/46 (Assured Guaranty Corp. Insured) (Assured Guaranty Muni. Corp. Insured)	9,945	7,841
(Yankee Stadium Proj.) Series 2020 A, 3% 3/1/49	1,700	1,282
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 DD, 5.25% 6/15/49	4,410	4,702
Series 2021 BB1, 3% 6/15/50	4,395	3,474
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2016 S1, 5% 7/15/33	2,165	2,246
Series 2018 S4, 5.25% 7/15/36	8,095	8,882
Series 2019 S1, 5% 7/15/43	1,715	1,820
Series 2022 1A, 3% 7/15/39	1,690	1,532
New York City Transitional Fin. Auth. Rev.:
Series 2016 A1, 3.25% 8/1/35	325	319
Series 2017 B, 5% 8/1/34	2,640	2,772
Series 2017 E-1, 5% 2/1/34	4,500	4,773
Series 2017 F, 5% 5/1/34	7,000	7,462
Series 2018 B-1, 5% 8/1/34	3,000	3,214
Series 2018 C2, 5% 5/1/37	4,690	5,056
Series 2020 C1, 3% 5/1/46	4,200	3,482
Series 2021 B1, 4% 8/1/38	1,340	1,381
Series 2021 F1, 4% 11/1/38	1,500	1,542
Series 2022 B1, 5.25% 11/1/37	6,120	7,242
Series 2024 A1:
5% 5/1/40	5,115	5,857
5% 5/1/41	8,000	9,115
Series C1, 4% 5/1/47	1,000	992
New York Convention Ctr. Dev. Corp. Rev.:
Series 2015:
5% 11/15/29	5,000	5,114
5% 11/15/30	2,000	2,046
5% 11/15/33	9,115	9,323
5% 11/15/34	3,000	3,067
5% 11/15/40	9,990	10,145
Series 2016, 0% 11/15/38	1,275	698
New York Dorm. Auth. Rev.:
Series 2015 A:
5% 7/1/28	5,000	5,089
5% 7/1/29	5,000	5,090
5% 5/1/30	3,450	3,517
5% 7/1/30	5,000	5,084
5% 5/1/31	11,000	11,207
5% 7/1/31	15,000	15,223
Series 2015 B, 5% 10/1/34	1,070	1,102
Series 2015:
5% 12/1/24 (b)	600	601
5% 12/1/27 (b)	1,200	1,202
Series 2016 A:
5% 7/1/31	1,200	1,257
5% 7/1/33	800	838
5% 7/1/34	650	679
5% 7/1/35	500	522
Series 2018 A, 5% 8/1/35	3,800	3,951
Series 2019 1, 2% 7/1/33	6,980	6,051
Series 2019 A:
4% 7/1/40	1,000	745
4% 7/1/45	3,750	2,640
5% 7/1/26	545	525
5% 7/1/27	390	371
5% 7/1/28	465	437
5% 7/1/29	750	695
5% 7/1/30	1,475	1,347
5% 7/1/32	1,540	1,373
5% 7/1/33	5,800	6,118
5% 7/1/34	1,300	1,134
5% 7/1/35	600	526
5% 7/1/36	500	435
5% 7/1/38	3,440	3,772
5% 7/1/41	1,345	1,130
5% 7/1/42	8,500	9,176
Series 2019 B, 5% 7/1/50	3,000	3,179
Series 2020 A:
3% 7/1/48	5,000	3,911
4% 9/1/50	7,120	6,315
4% 7/1/53	5,805	5,643
5% 7/1/40	1,265	1,365
Series 2021 A:
3% 7/1/41	1,000	869
4% 7/1/48	4,000	3,869
5% 7/1/46	1,025	1,037
5% 7/1/51	3,040	3,048
Series 2022 A:
4% 7/1/49	2,500	2,364
5% 7/1/35	1,425	1,563
5% 7/1/36	1,495	1,630
5% 7/1/37	785	850
5% 7/15/37	6,500	6,842
5% 7/1/38	500	538
5% 7/1/39	865	925
5% 7/1/40	915	974
5% 7/1/41	830	881
5% 7/1/42	1,005	1,062
Series 2022:
4% 7/1/46	4,625	4,634
5% 7/1/35	1,095	1,167
5% 7/1/47	5,625	5,649
5% 7/1/52	4,675	5,024
New York Dorm. Auth. Revs. (New York Univ. Proj.) Series 2001 1, 5.5% 7/1/40 (AMBAC Insured)	3,000	3,639
New York Dorm. Auth. Sales Tax Rev.:
Series 2018 A:
5% 3/15/42	9,940	10,511
5% 3/15/43	9,940	10,492
Series 2018 C:
5% 3/15/35	18,870	20,379
5% 3/15/43	6,185	6,528
Series 2018 E, 5% 3/15/44	5,000	5,302
Series 2018, 5% 3/15/48	12,700	13,355
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. (New York City Muni. Wtr. Fin. Auth. Proj.) Series 2018 B, 5% 6/15/43	1,000	1,068
New York Liberty Dev. Corp.:
(Bank of America Tower at One Bryant Park Proj.) Series 2019 1, 2.45% 9/15/69	8,000	7,425
(World Trade Ctr. Proj.) Series 2021 A, 3% 11/15/51	5,500	4,113
New York Metropolitan Trans. Auth. Rev.:
Series 2014 D, 5.25% 11/15/44	5,000	5,035
Series 2015 A1, 5% 11/15/45	1,200	1,204
Series 2015 B, 5% 11/15/29	2,125	2,158
Series 2015 C, 5% 11/15/35	600	612
Series 2016 A1, 5% 11/15/46	22,890	23,163
Series 2016 B:
5% 11/15/34	1,490	1,547
5% 11/15/35	8,375	8,678
Series 2016 C1:
5% 11/15/31	1,175	1,225
5% 11/15/32	730	760
Series 2016 D:
5% 11/15/30	1,805	1,883
5% 11/15/31	665	694
5.25% 11/15/31	500	527
Series 2017 A1, 5% 11/15/51	1,500	1,528
Series 2017 C-2:
0% 11/15/29	15,820	13,075
0% 11/15/32	18,000	13,328
Series 2017 C1:
5% 11/15/27	620	665
5% 11/15/30	1,015	1,094
Series 2017 D:
5% 11/15/28	2,125	2,293
5% 11/15/30	5,000	5,389
5% 11/15/32	925	994
Series 2020 C1, 5% 11/15/50	1,310	1,373
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/37 (Pre-Refunded to 2/15/27 @ 100)	5	5
Series 2019 A, 5% 3/15/46	7,500	8,049
Series 2020 A:
3% 3/15/38	1,590	1,473
3% 3/15/39	5,000	4,568
Series 2021 A, 5% 3/15/49	6,500	7,022
Series 2021 E:
3% 3/15/50	10,285	8,241
4% 3/15/37	3,700	3,881
4% 3/15/39	735	756
Series 2022 A:
4% 3/15/39	1,000	1,029
5% 3/15/41	5,000	5,630
Series 2023 A:
5% 3/15/37	2,625	3,074
5% 3/15/38	1,645	1,907
5% 3/15/39	2,100	2,418
New York State Hsg. Fin. Agcy. Rev.:
Series 2017 K, 3% 11/1/32	1,500	1,427
Series 2021 D1, 2.4% 11/1/41	2,740	2,091
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2020 227, 2.5% 10/1/47	12,730	8,793
Series 2021 232, 5% 10/1/28 (c)	1,680	1,784
Series 221, 3.5% 10/1/32 (c)	3,905	3,832
Series 223, 3.5% 4/1/49	1,380	1,365
Series 226, 3.5% 10/1/50 (c)	8,875	8,702
New York State Urban Dev. Corp.:
Series 2020 A, 5% 3/15/42	2,175	2,388
Series 2020 C:
4% 3/15/39	1,000	1,031
4% 3/15/49	3,165	3,111
Series 2022 A, 5% 3/15/40	8,000	9,086
New York Thruway Auth. Gen. Rev.:
Series 2016 A:
5% 1/1/34	3,000	3,107
5% 1/1/35	6,455	6,679
5% 1/1/41	9,320	9,571
5% 1/1/51	8,625	8,785
Series 2019 B:
3% 1/1/53	5,405	4,082
3% 1/1/53 (Assured Guaranty Muni. Corp. Insured)	2,000	1,540
4% 1/1/45	5,000	4,937
Series 2020 N, 3% 1/1/50	5,000	3,829
New York Thruway Auth. Personal Income Tax Rev. Series 2021 A1, 3% 3/15/50	8,945	7,059
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2023, 6% 4/1/35 (c)	5,000	5,610
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/33 (c)	5,000	5,150
(John F. Kennedy Int'l. Arpt. New Term. One Proj.) Series 2023, 5% 6/30/49 (Assured Guaranty Muni. Corp. Insured) (c)	5,000	5,247
(Laguardia Arpt. Term. B Redev. Proj.) Series 2016 A, 5% 7/1/34 (c)	4,000	4,012
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
4% 12/1/38 (c)	600	587
4% 12/1/41 (c)	1,700	1,616
5% 12/1/31 (c)	1,200	1,301
5% 12/1/33 (c)	1,950	2,101
5% 12/1/35 (c)	1,540	1,644
Series 2020 C:
5% 12/1/29	1,300	1,425
5% 12/1/30	500	552
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/35 (c)	8,465	9,245
5% 12/1/36 (c)	7,500	8,123
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,000	5,312
Series 2019 A, 5% 3/15/43	10,830	11,451
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 5% 7/1/52	3,000	2,404
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/29 (c)	350	375
5% 4/1/30 (c)	750	800
5% 4/1/32 (c)	900	959
5% 4/1/33 (c)	650	693
5% 4/1/34 (c)	1,765	1,879
5% 4/1/36 (c)	1,150	1,204
5% 4/1/38 (c)	750	783
North Hempstead Gen. Oblig. Series 2017 C, 2.9% 9/15/33	850	799
Oneida County Local Dev. Corp. Rev.:
(Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/37 (Assured Guaranty Muni. Corp. Insured)	1,000	1,004
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	1,000	1,000
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	11,305	10,619
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	755	834
5% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	545	600
(Utica College Proj.) Series 2019, 4% 7/1/39	2,625	2,444
Onondaga Civic Dev. Corp.:
(Le Moyne College Proj.) Series 2020 B:
4% 7/1/36	425	423
4% 7/1/37	275	270
4% 7/1/38	510	492
4% 7/1/39	650	620
4% 7/1/40	600	566
5% 7/1/24	215	216
5% 7/1/25	235	238
5% 7/1/27	815	852
5% 7/1/28	855	903
5% 7/1/31	340	365
5% 7/1/32	265	284
5% 7/1/33	300	320
5% 7/1/34	300	320
5% 7/1/35	400	426
(Syracuse Univ. Proj.) Series 2020 A, 5% 12/1/35	1,110	1,260
Onondaga County:
Series 2018, 3.375% 4/15/36	1,020	987
Series 2020, 2% 10/15/34	1,295	1,051
Onondaga County Wtr. Auth. Series 2022 A, 2.5% 9/15/51	1,855	1,269
Orange County:
Series 2016 A, 2.25% 3/15/33	250	217
Series 2021 A, 2% 6/15/29	250	228
Pearl River Union Free School Series 2021, 2% 6/1/36	650	513
Port Chester-Rye Series 2020, 2% 6/1/36	1,925	1,527
Saratoga County Cap. Resources Rev. (Skidmore College Proj.) Series 2020 A:
4% 7/1/50	1,500	1,461
5% 7/1/45	1,625	1,751
Saratoga County Gen. Oblig. Series 2016, 3.125% 7/15/36	1,510	1,452
Suffolk County Econ. Dev. Corp. Rev. Series 2021, 5.375% 11/1/54 (b)	3,500	2,727
Suffolk County Gen. Oblig.:
Series 2021 A:
2% 6/15/33	7,555	6,400
2% 6/15/34	7,105	5,883
Series 2022 C, 4% 9/1/36	2,000	2,085
Suffolk Tobacco Asset Securitization Corp.:
Series 2021 A2, 4% 6/1/50	3,000	2,765
Series 2021 B1, 4% 6/1/50	5,260	5,313
Syracuse Reg'l. Arpt. Auth. Series 2021:
4% 7/1/35 (c)	500	498
4% 7/1/36 (c)	500	493
5% 7/1/28 (c)	1,640	1,731
5% 7/1/29 (c)	1,500	1,604
5% 7/1/30 (c)	1,500	1,623
5% 7/1/31 (c)	2,060	2,246
5% 7/1/32 (c)	1,145	1,247
5% 7/1/33 (c)	755	819
5% 7/1/34 (c)	815	880
Tobacco Settlement Asset Securitization Corp. Series 2017 A, 5% 6/1/30	2,525	2,634
Triborough Brdg & Tunl Auth. Series 2023 A:
5% 5/15/36	800	953
5% 5/15/38	1,125	1,312
5% 5/15/39	1,545	1,791
Triborough Bridge & Tunnel Auth.:
Series 2022 D 1A, 5% 11/15/38	10,000	11,525
Series 2023 C, 5.25% 11/15/39	6,000	7,099
Triborough Bridge & Tunnel Auth. Revs.:
Series 2018 D, 4% 11/15/37	3,000	3,104
Series 2019 C, 3% 11/15/46	5,000	4,122
Series 2022 A:
4% 11/15/52	3,000	2,928
5% 11/15/40	2,000	2,283
5% 11/15/41	2,000	2,270
Troy Cap. Resource Corp. Rev. (Rensselaer Polytechnic Institute Proj.):
Series 2015:
5% 8/1/27	1,600	1,646
5% 8/1/28	1,565	1,612
5% 8/1/32	1,000	1,030
Series 2020 A, 5% 9/1/36	1,500	1,647
Uniondale Union Free School District Series 2021:
1.75% 5/1/33	3,385	2,863
1.75% 5/1/34	3,810	3,058
West Islip Union Free School District Series 2020, 2% 6/15/32	2,880	2,450
Westchester County Gen. Oblig. Series 2021 A:
2% 10/15/32	3,990	3,426
2% 10/15/33	570	482
Westchester County Local Dev. Co. Series 2024:
5% 7/1/35	3,500	3,975
5% 7/1/38	2,000	2,220
Western Nassau County Wtr. Auth. Series 2015 A, 5% 4/1/30	350	357
Yonkers Gen. Oblig.:
Series 2019 A:
4% 5/1/34 (Build America Mutual Assurance Insured)	1,500	1,571
5% 5/1/33 (Build America Mutual Assurance Insured)	1,000	1,110
Series 2021 B, 4% 2/15/37	1,200	1,250
TOTAL NEW YORK		1,078,482
New York And New Jersey - 9.8%
Port Auth. of New York & New Jersey:
85th Series, 5.375% 3/1/28	3,885	4,102
Series 193, 5% 10/15/28 (c)	2,015	2,061
Series 2019 218, 5% 11/1/36 (c)	4,820	5,183
Series 202, 5% 10/15/36 (c)	5,455	5,673
Series 2020 221, 4% 7/15/50 (c)	2,900	2,740
Series 2021 224, 5% 7/15/56	6,795	7,317
Series 2021 227:
2% 10/1/31 (c)	6,295	5,408
2% 10/1/34 (c)	4,380	3,545
Series 2022 234:
5% 8/1/38 (c)	1,750	1,918
5% 8/1/39 (c)	1,500	1,640
5.25% 8/1/40 (c)	2,000	2,236
Series 2023 238:
5% 7/15/35 (c)	8,475	9,621
5% 7/15/36 (c)	7,060	7,941
5% 7/15/37 (c)	4,235	4,713
Series 214:
4% 9/1/37 (c)	4,000	4,009
4% 9/1/39 (c)	1,920	1,915
4% 9/1/43 (c)	6,500	6,375
5% 9/1/33 (c)	2,005	2,179
Series 218:
4% 11/1/47 (c)	11,280	10,970
5% 11/1/30 (c)	1,130	1,235
5% 11/1/44 (c)	5,080	5,308
Series 221:
4% 7/15/36 (c)	3,000	3,081
4% 7/15/38 (c)	1,000	1,009
4% 7/15/40 (c)	2,000	1,982
4% 7/15/45 (c)	8,000	7,760
5% 7/15/32 (c)	1,500	1,656
Series 223, 5% 7/15/56 (c)	8,850	9,209
TOTAL NEW YORK AND NEW JERSEY		120,786
Non-State Specific - 0.1%
Port Auth. of New York & New Jersey Series 217, 5% 11/1/44	1,000	1,077
Puerto Rico - 1.4%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (b)	3,345	3,409
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	3,720	2,365
5.625% 7/1/27	455	480
5.625% 7/1/29	1,350	1,462
5.75% 7/1/31	3,120	3,476
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
4.55% 7/1/40	325	325
4.75% 7/1/53	2,250	2,204
Series 2019 A2, 4.329% 7/1/40	3,632	3,609
TOTAL PUERTO RICO		17,330
TOTAL MUNICIPAL BONDS (Cost $1,236,807)		1,217,675

Money Market Funds - 0.5%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 4.36% (d)(e) (Cost $6,576)	6,575,074	6,577

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $1,243,383)	1,224,252
NET OTHER ASSETS (LIABILITIES) - 0.9%	10,499
NET ASSETS - 100.0%	1,234,751

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,751,000 or 1.3% of net assets.

(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	-	204,090	197,514	394	-	1	6,577	0.3%
Total	-	204,090	197,514	394	-	1	6,577

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	1,217,675	-	1,217,675	-

Money Market Funds	6,577	6,577	-	-
Total Investments in Securities:	1,224,252	6,577	1,217,675	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,236,807)	$1,217,675
Fidelity Central Funds (cost $6,576)	6,577

Total Investment in Securities (cost $1,243,383)		$1,224,252
Cash		100
Receivable for fund shares sold		695
Interest receivable		11,639
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		1
Total assets		1,236,715
Liabilities
Payable for fund shares redeemed	$402
Distributions payable	1,029
Accrued management fee	354
Distribution and service plan fees payable	11
Other affiliated payables	110
Other payables and accrued expenses	58
Total Liabilities		1,964
Net Assets		$1,234,751
Net Assets consist of:
Paid in capital		$1,291,148
Total accumulated earnings (loss)		(56,397)
Net Assets		$1,234,751

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($31,611 ÷ 2,549 shares)(a)		$12.40
Maximum offering price per share (100/96.00 of $12.40)		$12.92
Class M :
Net Asset Value and redemption price per share ($4,222 ÷ 340 shares)(a)(b)		$12.41
Maximum offering price per share (100/96.00 of $12.41)		$12.93
Class C :
Net Asset Value and offering price per share ($4,321 ÷ 348 shares)(a)(b)		$12.40
New York Municipal Income :
Net Asset Value, offering price and redemption price per share ($1,126,404 ÷ 90,783 shares)		$12.41
Class I :
Net Asset Value, offering price and redemption price per share ($45,211 ÷ 3,648 shares)		$12.39
Class Z :
Net Asset Value, offering price and redemption price per share ($22,982 ÷ 1,855 shares)		$12.39
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended January 31, 2024
Investment Income
Interest		$39,214
Income from Fidelity Central Funds		394
Total Income		39,608
Expenses
Management fee	$4,170
Transfer agent fees	1,066
Distribution and service plan fees	154
Accounting fees and expenses	239
Custodian fees and expenses	13
Independent trustees' fees and expenses	4
Registration fees	93
Audit	59
Legal	9
Miscellaneous	12
Total expenses before reductions	5,819
Expense reductions	(51)
Total expenses after reductions		5,768
Net Investment income (loss)		33,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(11,872)
Total net realized gain (loss)		(11,872)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	22,945
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		22,946
Net gain (loss)		11,074
Net increase (decrease) in net assets resulting from operations		$44,914
Statement of Changes in Net Assets

Amount in thousands	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,840	$32,467
Net realized gain (loss)	(11,872)	(26,842)
Change in net unrealized appreciation (depreciation)	22,946	(87,257)
Net increase (decrease) in net assets resulting from operations	44,914	(81,632)
Distributions to shareholders	(32,646)	(34,385)

Share transactions - net increase (decrease)	(15,328)	(351,098)
Total increase (decrease) in net assets	(3,060)	(467,115)

Net Assets
Beginning of period	1,237,811	1,704,926
End of period	$1,234,751	$1,237,811

Financial Highlights
Fidelity Advisor® New York Municipal Income Fund Class A

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.28	$13.19	$13.75	$13.71	$12.96
Income from Investment Operations
Net investment income (loss) A,B	.303	.261	.248	.270	.287
Net realized and unrealized gain (loss)	.108	(.894)	(.462)	.105	.804
Total from investment operations	.411	(.633)	(.214)	.375	1.091
Distributions from net investment income	(.291)	(.260)	(.248)	(.270)	(.287)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.291)	(.277)	(.346)	(.335)	(.341)
Net asset value, end of period	$12.40	$12.28	$13.19	$13.75	$13.71
Total Return C,D	3.45%	(4.75)%	(1.61)%	2.81%	8.51%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.78%	.78%	.77%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.78%	.77%	.78%	.79%
Expenses net of all reductions	.77%	.78%	.77%	.78%	.79%
Net investment income (loss)	2.51%	2.14%	1.81%	2.01%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$32	$34	$41	$43	$42
Portfolio turnover rate G	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® New York Municipal Income Fund Class M

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.29	$13.21	$13.76	$13.73	$12.97
Income from Investment Operations
Net investment income (loss) A,B	.309	.268	.254	.275	.293
Net realized and unrealized gain (loss)	.108	(.904)	(.452)	.095	.814
Total from investment operations	.417	(.636)	(.198)	.370	1.107
Distributions from net investment income	(.297)	(.267)	(.254)	(.275)	(.293)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.297)	(.284)	(.352)	(.340)	(.347)
Net asset value, end of period	$12.41	$12.29	$13.21	$13.76	$13.73
Total Return C,D	3.50%	(4.77)%	(1.50)%	2.77%	8.63%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.72%	.74%	.75%	.74%
Expenses net of fee waivers, if any	.73%	.72%	.73%	.75%	.74%
Expenses net of all reductions	.73%	.72%	.73%	.75%	.74%
Net investment income (loss)	2.56%	2.20%	1.85%	2.05%	2.18%
Supplemental Data
Net assets, end of period (in millions)	$4	$4	$6	$7	$8
Portfolio turnover rate G	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® New York Municipal Income Fund Class C

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.28	$13.19	$13.75	$13.71	$12.96
Income from Investment Operations
Net investment income (loss) A,B	.219	.175	.148	.173	.188
Net realized and unrealized gain (loss)	.108	(.893)	(.461)	.105	.804
Total from investment operations	.327	(.718)	(.313)	.278	.992
Distributions from net investment income	(.207)	(.175)	(.149)	(.173)	(.188)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.207)	(.192)	(.247)	(.238)	(.242)
Net asset value, end of period	$12.40	$12.28	$13.19	$13.75	$13.71
Total Return C,D	2.72%	(5.42)%	(2.33)%	2.07%	7.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.48%	1.48%	1.50%	1.51%	1.53%
Expenses net of fee waivers, if any	1.48%	1.48%	1.50%	1.51%	1.52%
Expenses net of all reductions	1.48%	1.48%	1.50%	1.51%	1.52%
Net investment income (loss)	1.81%	1.44%	1.08%	1.28%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$4	$6	$9	$13	$17
Portfolio turnover rate G	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® New York Municipal Income Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.29	$13.20	$13.75	$13.72	$12.96
Income from Investment Operations
Net investment income (loss) A,B	.341	.300	.292	.314	.331
Net realized and unrealized gain (loss)	.108	(.894)	(.452)	.095	.814
Total from investment operations	.449	(.594)	(.160)	.409	1.145
Distributions from net investment income	(.329)	(.299)	(.292)	(.314)	(.331)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.329)	(.316)	(.390)	(.379)	(.385)
Net asset value, end of period	$12.41	$12.29	$13.20	$13.75	$13.72
Total Return C	3.77%	(4.45)%	(1.22)%	3.07%	8.94%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.47%	.47%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.45%	.46%	.46%
Net investment income (loss)	2.83%	2.45%	2.13%	2.34%	2.47%
Supplemental Data
Net assets, end of period (in millions)	$1,126	$1,140	$1,576	$1,600	$1,734
Portfolio turnover rate F	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® New York Municipal Income Fund Class I

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.27	$13.18	$13.74	$13.70	$12.95
Income from Investment Operations
Net investment income (loss) A,B	.331	.290	.281	.303	.320
Net realized and unrealized gain (loss)	.108	(.894)	(.462)	.105	.805
Total from investment operations	.439	(.604)	(.181)	.408	1.125
Distributions from net investment income	(.319)	(.289)	(.281)	(.303)	(.321)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.319)	(.306)	(.379)	(.368)	(.375)
Net asset value, end of period	$12.39	$12.27	$13.18	$13.74	$13.70
Total Return C	3.69%	(4.53)%	(1.38)%	3.07%	8.79%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.55%	.54%	.54%	.53%	.53%
Expenses net of fee waivers, if any	.54%	.54%	.53%	.53%	.53%
Expenses net of all reductions	.54%	.54%	.53%	.53%	.53%
Net investment income (loss)	2.75%	2.38%	2.05%	2.26%	2.39%
Supplemental Data
Net assets, end of period (in millions)	$45	$40	$52	$55	$54
Portfolio turnover rate F	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® New York Municipal Income Fund Class Z

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.27	$13.18	$13.74	$13.70	$12.95
Income from Investment Operations
Net investment income (loss) A,B	.344	.303	.295	.317	.334
Net realized and unrealized gain (loss)	.109	(.894)	(.461)	.105	.804
Total from investment operations	.453	(.591)	(.166)	.422	1.138
Distributions from net investment income	(.333)	(.302)	(.296)	(.317)	(.334)
Distributions from net realized gain	-	(.017)	(.098)	(.065)	(.054)
Total distributions	(.333)	(.319)	(.394)	(.382)	(.388)
Net asset value, end of period	$12.39	$12.27	$13.18	$13.74	$13.70
Total Return C	3.81%	(4.43)%	(1.27)%	3.17%	8.89%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.43%	.43%	.43%	.43%	.43%
Expenses net of fee waivers, if any	.43%	.43%	.42%	.43%	.43%
Expenses net of all reductions	.43%	.43%	.42%	.43%	.43%
Net investment income (loss)	2.86%	2.49%	2.16%	2.36%	2.49%
Supplemental Data
Net assets, end of period (in millions)	$23	$13	$20	$9	$6
Portfolio turnover rate F	15%	17%	16%	16%	15%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity New York Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity New York Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, New York Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund may be affected by economic and political developments in the state of New York.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforward.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,665
Gross unrealized depreciation	(42,414)
Net unrealized appreciation (depreciation)	$(17,749)
Tax Cost	$1,242,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$66
Capital loss carryforward	$(38,714)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,749)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,659)
Long-term	(29,055)
Total capital loss carryforward	$(38,714)

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Tax-exempt Income	$32,646	$32,278
Long-term Capital Gains	-	2,107
Total	$32,646	$34,385

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New York Municipal Income Fund	202,228	173,810

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$83	$ 3
Class M	- %	.25%	12	-A
Class C	.75%	.25%	59	5
			$154	$8
A Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1
Class M	$-A
$1
A Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1465
Class M	0.1020
Class C	0.0975
New York Municipal Income	0.0839
Class I	0.1619

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$49.15
Class M	5.10
Class C	6.10
New York Municipal Income	932.08
Class I	66.16
Class Z	8.05
	$1,066

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity New York Municipal Income Fund	0.0198

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New York Municipal Income Fund	.02
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.49
Class M	0.45
Class C	0.44
New York Municipal Income	0.43
Class I	0.51
Class Z	0.40

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity New York Municipal Income Fund	-	4,500	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity New York Municipal Income Fund	$2
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $48.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity New York Municipal Income Fund
Distributions to shareholders
Class A	$806	$845
Class M	117	127
Class C	101	116
New York Municipal Income	30,094	31,897
Class I	1,069	982
Class Z	459	418
Total	$32,646	$34,385

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2024	Year ended January 31, 2023	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity New York Municipal Income Fund
Class A
Shares sold	321	424	$3,875	$5,191
Reinvestment of distributions	59	61	708	741
Shares redeemed	(638)	(812)	(7,664)	(9,782)
Net increase (decrease)	(258)	(327)	$(3,081)	$(3,850)
Class M
Shares sold	121	33	$1,466	$408
Reinvestment of distributions	8	9	92	104
Shares redeemed	(139)	(170)	(1,674)	(2,037)
Net increase (decrease)	(10)	(128)	$(116)	$(1,525)
Class C
Shares sold	93	42	$1,137	$502
Reinvestment of distributions	8	9	99	114
Shares redeemed	(268)	(255)	(3,217)	(3,111)
Net increase (decrease)	(167)	(204)	$(1,981)	$(2,495)
New York Municipal Income
Shares sold	19,120	42,002	$227,745	$507,549
Reinvestment of distributions	1,622	1,747	19,554	21,265
Shares redeemed	(22,728)	(70,345)	(271,606)	(857,599)
Net increase (decrease)	(1,986)	(26,596)	$(24,307)	$(328,785)
Class I
Shares sold	1,525	1,646	$18,128	$19,824
Reinvestment of distributions	56	56	674	682
Shares redeemed	(1,184)	(2,422)	(14,131)	(29,665)
Net increase (decrease)	397	(720)	$4,671	$(9,159)
Class Z
Shares sold	1,167	963	$14,015	$11,660
Reinvestment of distributions	18	15	212	185
Shares redeemed	(395)	(1,422)	(4,741)	(17,129)
Net increase (decrease)	790	(444)	$9,486	$(5,284)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity New York Municipal Trust and the Shareholders of Fidelity New York Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity New York Municipal Income Fund (the "Fund"), a fund of Fidelity New York Municipal Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® New York Municipal Income Fund
Class A	.76%
Actual		$ 1,000	$ 1,031.70	$ 3.89
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Class M	.71%
Actual		$ 1,000	$ 1,032.00	$ 3.64
Hypothetical-B		$ 1,000	$ 1,021.63	$ 3.62
Class C	1.45%
Actual		$ 1,000	$ 1,028.10	$ 7.41
Hypothetical-B		$ 1,000	$ 1,017.90	$ 7.38
Fidelity® New York Municipal Income Fund	.45%
Actual		$ 1,000	$ 1,033.30	$ 2.31
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class I	.53%
Actual		$ 1,000	$ 1,032.90	$ 2.72
Hypothetical-B		$ 1,000	$ 1,022.53	$ 2.70
Class Z	.42%
Actual		$ 1,000	$ 1,033.50	$ 2.15
Hypothetical-B		$ 1,000	$ 1,023.09	$ 2.14

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 13.63% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity New York Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee under the fund's existing management contract, which is the individual fund fee, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the "Unified Fee Cap"). The Board noted that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fees previously authorized to be charged for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to a Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder, as well as Board, approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	1,037,686,236.62	92.17
Withheld	88,203,424.19	7.83
TOTAL	1,125,889,660.81	100.00
Jennifer Toolin McAuliffe
Affirmative	1,043,475,435.74	92.68
Withheld	82,414,225.07	7.32
TOTAL	1,125,889,660.81	100.00
Christine J. Thompson
Affirmative	1,042,561,503.82	92.60
Withheld	83,328,156.99	7.40
TOTAL	1,125,889,660.81	100.00
Elizabeth S. Acton
Affirmative	1,040,114,788.66	92.38
Withheld	85,774,872.15	7.62
TOTAL	1,125,889,660.81	100.00
Laura M. Bishop
Affirmative	1,039,560,821.74	92.33
Withheld	86,328,839.07	7.67
TOTAL	1,125,889,660.81	100.00
Ann E. Dunwoody
Affirmative	1,035,310,702.43	91.95
Withheld	90,578,958.38	8.05
TOTAL	1,125,889,660.81	100.00
John Engler
Affirmative	1,025,483,665.76	91.08
Withheld	100,405,995.05	8.92
TOTAL	1,125,889,660.81	100.00
Robert F. Gartland
Affirmative	1,039,771,476.35	92.35
Withheld	86,118,184.46	7.65
TOTAL	1,125,889,660.81	100.00
Robert W. Helm
Affirmative	1,037,116,738.38	92.12
Withheld	88,772,922.43	7.88
TOTAL	1,125,889,660.81	100.00
Arthur E. Johnson
Affirmative	1,029,438,320.20	91.43
Withheld	96,451,340.61	8.57
TOTAL	1,125,889,660.81	100.00
Michael E. Kenneally
Affirmative	1,038,752,628.82	92.26
Withheld	87,137,031.99	7.74
TOTAL	1,125,889,660.81	100.00
Mark A. Murray
Affirmative	1,036,967,725.99	92.10
Withheld	88,921,934.82	7.90
TOTAL	1,125,889,660.81	100.00
Carol J. Zierhoffer
Affirmative	1,042,942,960.12	92.63
Withheld	82,946,700.69	7.37
TOTAL	1,125,889,660.81	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.783104.123
NFY-ANN-0324

Item 2.

Code of Ethics

As of the end of the period, January 31, 2024, Fidelity New York Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity New York Municipal Income Fund (the “Fund”):

Services Billed by Deloitte Entities

January 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New York Municipal Income Fund	$44,000	$-	$7,400	$1,100

January 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New York Municipal Income Fund	$44,200	$-	$7,700	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2024A	January 31, 2023A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$935,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2024A	January 31, 2023A
Deloitte Entities	$1,198,500	$251,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity New York Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 21, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 21, 2024